UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2008 (July 24, 2008)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 and 8.01. Regulation FD Disclosure and Other Events.

(a) On July 24, 2008, BioDelivery Sciences International, Inc. (the “Company”) held its 2008 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting approved the following proposals:

1.	To elect all five (5) members of the Company’s Board of Directors to serve until the 2009, 2010 and 2011 Annual Meetings of Stockholders, as applicable, and until their successors are duly elected and qualified;

2.	To amend the Company’s Certificate of Incorporation to create a classified board of directors comprised of three classes with staggered terms, with the following members of the Company’s Board of Directors serving in the following classes:

Class One (serving for a term of one year, through 2009): Dr. Frank E. O’Donnell, Jr.

Class Two (standing for a term of two years, through 2010): John J. Shea and Dr. Mark Sirgo

Class Three (standing for a term of three years, through 2011): William B. Stone and William S. Poole; and

3.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2008.

A copy of the Amendment to the Company’s Certificate of Incorporate, filed with the Secretary of State of Delaware of July 25, 2008, is attached to this Current Report on Form 8-K as Exhibit 3.1.

(b) On July 28, 2008, the Company issued a press release regarding the initiation of its first Phase I clinical study assessing the safety, tolerability and pharmacokinetics of Bioral® Amphotericin B. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the Company’s Certificate of Incorporation, filed July 25, 2008.

99.1	Press release, dated July 25, 2008, relating to the initiation of a Phase I clinical study assessing the safety, tolerability and pharmacokinetics of Bioral® Amphotericin B.

This Current Report on Form 8-K and the exhibits hereto may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2008	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
	Name:	James A. McNulty
	Title:	Secretary, Treasurer and Chief Financial
Officer